UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2024

Commission File Number of issuing entity: 333-272941

Central Index Key Number of issuing entity: 0001174821

CHASE ISSUANCE TRUST

(Issuing Entity of the Notes)

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

Chase Issuance Trust

c/o Chase Card Funding LLC

201 North Walnut Street

Wilmington, Delaware 19801

(Address of principal executive offices)

Commission File Number of depositor: 333-272941-01

Central Index Key Number of depositor: 0001658982

CHASE CARD FUNDING LLC

(Exact name of depositor as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

Chase Card Funding LLC

201 North Walnut Street

Wilmington, Delaware 19801

(Address of principal executive offices)

(302) 282-6545

(Telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Central Index Key Number of sponsor: 0000869090

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

(Exact name of sponsor as specified in its charter)

United States

(State or other jurisdiction of incorporation or organization)

JPMorgan Chase Bank, National Association

383 Madison Avenue

New York, New York 10179

(Address of principal executive offices)

N.A.

(I.R.S. Employer Identification No. of the issuing entity)

N.A.

(I.R.S. Employer Identification No. of the depositor)

22-2382028

(I.R.S. Employer Identification No. of the sponsor)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 8 – Other Events

Item 8.01 Other Events

On November 1, 2024, Wells Fargo Bank, National Association (“Wells Fargo Bank”) assigned, and Computershare Trust Company, National Association (“CTCNA”) assumed, the roles as collateral agent and as indenture trustee and the respective rights, duties and obligations thereunder (the “Transfer”) under the (i) the Fourth Amended and Restated Transfer and Servicing Agreement, dated as of January 20, 2016, by and among JPMorgan Chase Bank, National Association, as servicer, account owner and administrator, Chase Card Funding LLC, as transferor, Chase Issuance Trust, as issuing entity (the “Issuing Entity”) and Wells Fargo Bank, as indenture trustee and collateral agent, (ii) the Fourth Amended and Restated Indenture, dated as of January 20, 2016 (the “Indenture”), by and between the Issuing Entity and Wells Fargo Bank, as indenture trustee (iii) the Third Amended and Restated Asset Pool One Supplement to the Indenture, dated as of January 20, 2016, by and between the Issuing Entity and Wells Fargo Bank, as indenture trustee and collateral agent and (iv) the Second Amended and Restated CHASEseries Indenture Supplement to the Indenture, dated as of January 20, 2016, by and between the Issuing Entity and Wells Fargo Bank, as indenture trustee and collateral agent. Notwithstanding the above, all cash held in the “Qualified Bank Accounts” (as such term is defined in the Indenture) has not been transferred to CTCNA and has been retained by and remains with Wells Fargo Bank, which is a “Qualified Institution” (as such term is defined in the Indenture).

The Transfer follows the sale of substantially all of the Corporate Trust Services business of Wells Fargo Bank to CTCNA and certain of its affiliates disclosed in the Current Report on Form 8-K dated November 1, 2021 filed by the Issuing Entity with the Securities and Exchange Commission on November 3, 2021 and is governed by the Assignment and Assumption Agreement, dated as of November 1, 2024, by and between Wells Fargo Bank and CTCNA.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statement and Exhibits.

The following exhibit is filed as a part of this report:

(99.1)	Assignment and Assumption Agreement, dated as of November 1, 2024, by and between Wells Fargo Bank, National Association and Computershare Trust Company, National Association.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHASE CARD FUNDING LLC, as Depositor and Transferor of the Chase Issuance Trust

By:	/s/ Brent Barton
Name:	Brent Barton
Title:	Chief Executive Officer

Date: November 1, 2024